UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
November 10, 2004

INGRAM MICRO INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12203	62-1644402
(State of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 E. St. Andrew Place
Santa Ana, CA 92799-5125
(Address, including zip code of Registrant’s principal executive offices)

Registrant’s telephone number, including area code: (714) 566-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.01. Completion of Acquisition or Disposition of Assets.

     This Form 8-K/A amends the Current Report on Form 8-K of Ingram Micro Inc. (“Ingram Micro”), a Delaware Corporation, dated November 15, 2004, regarding the completion of its acquisition of Techpac Holdings Limited, a company incorporated in Bermuda (“Techpac”). The sole purpose of this amendment is to provide the audited historical financial statements of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information as required by Item 9.01(b), which were not included in the original filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

     Audited consolidated balance sheet of Techpac and its subsidiaries as of December 31, 2003 (Successor) and audited consolidated statements of income, shareholders’ equity and comprehensive income (loss), and cash flows for the period January 1, 2003 through May 31, 2003 (Predecessor) and the period June 1, 2003 through December 31, 2003 (Successor) and related Independent Auditors’ Report thereon, as well as unaudited consolidated balance sheet as of September 30, 2004 and unaudited consolidated statements of income and cash flows for the period June 1, 2003 through September 30, 2003 and January 1, 2004 through September 30, 2004 and unaudited consolidated statement of shareholders’ equity and comprehensive income for the period January 1, 2004 through September 30, 2004, are included as Exhibit 99.1 of this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)	Unaudited Pro Forma Financial Information

     Unaudited pro forma financial information for the fifty-three weeks ended January 3, 2004 and as of and for the thirty-nine weeks ended October 2, 2004 are included as Exhibit 99.2 of this Current Report on Form 8-K/A and are incorporated by reference herein.

(c)	Exhibits

Exhibit No.	Description

2.1*	Share Sale Agreement dated as of September 26, 2004 (filed as Exhibit 10.54 to Ingram Micro’s Quarterly Report on Form 10-Q for the quarter ended October 2, 2004)

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99.1	Audited consolidated balance sheet of Techpac and its subsidiaries as of December 31, 2003 (Successor) and audited consolidated statements of income, shareholders’ equity and comprehensive income (loss), and cash flows for the period January 1, 2003 through May 31, 2003 (Predecessor) and the period June 1, 2003 through December 31, 2003 (Successor) and related Independent Auditors’ Report thereon, as well as unaudited consolidated balance sheet as of September 30, 2004 and unaudited consolidated statements of income and cash flows for the period June 1, 2003 through September 30, 2003 and January 1, 2004 through September 30, 2004 and unaudited consolidated statement of shareholders’ equity and comprehensive income for the period January 1, 2004 through September 30, 2004

99.2	Unaudited pro forma financial information

*	Previously filed.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.
By:	/s/ Larry C. Boyd
	Name:	Larry C. Boyd
	Title:	Senior Vice President, Secretary and General Counsel

Date: November 16, 2004

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EXHIBIT INDEX

Exhibit No.	Description

2.1*	Share Sale Agreement dated as of September 26, 2004 (filed as Exhibit 10.54 to Ingram Micro’s Quarterly Report on Form 10-Q for the quarter ended October 2, 2004)

99.1	Audited consolidated balance sheet of Techpac and its subsidiaries as of December 31, 2003 (Successor) and audited consolidated statements of income, shareholders’ equity and comprehensive income (loss), and cash flows for the period January 1, 2003 through May 31, 2003 (Predecessor) and the period June 1, 2003 through December 31, 2003 (Successor) and related Independent Auditors’ Report thereon, as well as unaudited consolidated balance sheet as of September 30, 2004 and unaudited consolidated statements of income and cash flows for the period June 1, 2003 through September 30, 2003 and January 1, 2004 through September 30, 2004 and unaudited consolidated statement of shareholders’ equity and comprehensive income for the period January 1, 2004 through September 30, 2004

99.2	Unaudited pro forma financial information

*	Previously filed.